UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

MERCER INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Washington	000-51826	47-0956945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8

(Address of principal executive office)

(604) 684-1099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

Mercer International Inc. (the “Company”) held its 2018 Annual Meeting of Shareholders on June 1, 2018. At this meeting, shareholders were requested to (1) elect a board of directors, (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, and (3) approve, on a non-binding advisory basis, the Company’s executive compensation, all of which were described in more detail in the Company’s 2018 Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 13, 2018. The results of voting on the matters submitted to the Company’s shareholders are as follows:

Proposal 1:    Election of Directors.

All of the nine nominees for the Company’s board of directors were elected, and the voting results are set forth below:

	For	Withheld	Broker Non-Votes
Jimmy S.H. Lee	53,858,483	182,155	7,864,551
David M. Gandossi	54,006,219	34,419	7,864,551
William D. McCartney	53,643,972	396,666	7,864,551
Bernard Picchi	54,007,243	33,395	7,864,551
James Shepherd	53,996,853	43,785	7,864,551
R. Keith Purchase	54,002,928	37,710	7,864,551
Martha A.M. Morfitt	53,961,705	78,933	7,864,551
Alan C. Wallace	54,001,625	39,013	7,864,551
Linda J. Welty	54,007,450	33,188	7,864,551

Proposal 2:    Ratification of Selection of Independent Registered Public Accounting Firm.

The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2018 was ratified, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
59,535,260	2,361,614	8,315	0

Proposal 3:    Advisory Vote on Executive Compensation.

The non-binding resolution approving the Company’s executive compensation was approved, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
53,831,933	137,730	70,975	7,864,551

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David M. Gandossi
David M. Gandossi
Chief Executive Officer and President

Date: June 1, 2018